UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INOZYME PHARMA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ ☐	No fee required. Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

321 Summer Street, Suite 400

Boston, Massachusetts 02210

(857) 330-4340

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2025

Dear Stockholders:

You are cordially invited to virtually attend the 2025 annual meeting of stockholders, or the Annual Meeting, of Inozyme Pharma, Inc. The Annual Meeting will be held via the Internet as a virtual audio web conference at https://www.proxydocs.com/INZY on Wednesday, June 25, 2025 at 9:15 a.m., Eastern Time.

Only stockholders who owned shares of our common stock at the close of business on April 28, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
Election of three Class II directors, Sarah Bhagat, Reinaldo Diaz, and Erik Harris, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders;
2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.
Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet as a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting. In order to attend the meeting and vote your shares electronically during the meeting, you must register in advance at https://www.proxydocs.com/INZY prior to the deadline of June 23, 2025 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to attend the Annual Meeting online, vote your shares and submit questions. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is available for viewing, printing and downloading at https://www.proxydocs.com/INZY. The board of directors recommends that you vote “FOR” each of the Class II directors (Proposal 1) and “FOR” the ratification of the appointment of the independent registered public accounting firm (Proposal 2) as outlined in the attached proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we will send to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of the proxy statement and our annual report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We plan to mail the Notice of Availability on or about May 5, 2025, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2024 Annual Report, and a form of proxy card.

Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting virtually, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting https://www.proxypush.com/INZY, by telephone by calling 1-866-509-1045 and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you vote prior to the Annual Meeting and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting.

Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By Order of the Board of Directors,

Douglas A. Treco, Ph.D.

Chief Executive Officer and Chairman

Boston, Massachusetts

April 29, 2025

Important Notice Regarding Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on June 25, 2025: The attached proxy statement and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading at https://www.proxydocs.com/INZY. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, Massachusetts 02210. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at http://www.sec.gov.

INOZYME PHARMA, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL NO. 1 – ELECTION OF THREE CLASS II DIRECTORS	6

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	10

CORPORATE GOVERNANCE	11

EXECUTIVE AND DIRECTOR COMPENSATION	17

TRANSACTIONS WITH RELATED PERSONS	33

PRINCIPAL STOCKHOLDERS	36

DELINQUENT SECTION 16(a) REPORTS	38

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	40

HOUSEHOLDING	41

STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING OF STOCKHOLDERS	42

OTHER MATTERS	43

321 Summer Street, Suite 400

Boston, Massachusetts 02210

(857) 330-4340

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders of Inozyme Pharma, Inc., or the Annual Meeting, to be held on Wednesday, June 25, 2025 at 9:15 a.m., Eastern Time. The Annual Meeting will be held via the Internet at https://www.proxydocs.com/INZY. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.

The board of directors of Inozyme Pharma, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting and any adjournment or postponement of that meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Inozyme,” “the Company,” “we,” “us,” “our” and similar terms refer to Inozyme Pharma, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We plan to send the Notice of Availability on or about May 5, 2025, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2024 Annual Report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 25, 2025:

This proxy statement and our 2024 Annual Report are available for viewing, printing and downloading at https://www.proxydocs.com/INZY.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, Massachusetts 02210. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
The election of three Class II directors, Sarah Bhagat, Reinaldo Diaz, and Erik Harris, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders;
2.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first two items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class II directors on our board of directors, each for a three-year term expiring at the 2028 annual meeting of stockholders; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card and our 2024 Annual Report are available for viewing, printing and downloading on the Internet at https://www.proxydocs.com/INZY. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.

Who Can Vote at the Annual Meeting?

Only stockholders who owned shares of our common stock at the close of business on the record date of April 28, 2025 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 28, 2025, there were 64,561,824 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.

Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction form provided to you by that organization.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending our stockholders and beneficial owners of our common stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and our 2024 Annual Report. We plan to send the Notice of

Availability on or about May 5, 2025. Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and our 2024 Annual Report are available for viewing, printing and downloading on the Internet at https://www.proxydocs.com/INZY.

Why is the Annual Meeting a Virtual, Online Meeting?

Our Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at https://www.proxydocs.com/INZY in advance of the meeting. We have designed the virtual annual meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in person meeting, including the right to vote and ask questions during the during the meeting through the virtual meeting platform.

How Do I Attend the Virtual Annual Meeting?

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at https://www.proxydocs.com/INZY prior to the deadline of June 23, 2025 at 5:00 p.m., Eastern Time.

Online registration for the Annual Meeting will begin on May 5, 2025 and you should allow ample time for the online registration. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting. Please be sure to follow the instructions you will receive once your registration is complete.

The Annual Meeting will start at 9:15 a.m., Eastern Time, on June 25, 2025. A second email containing your unique link to access the virtual Annual Meeting will be emailed to you at 8:15 a.m., Eastern Time, on June 25, 2025 if registration was properly submitted. You may log on to the virtual meeting starting one hour before it begins.

If you encounter any difficulties accessing the meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access to the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting.

How to Vote

If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting.

If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet, or by mail as follows:

•
By Telephone Prior to the Annual Meeting. You may transmit your proxy over the phone prior to the Annual Meeting by calling 1-866-509-1045 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.
•
Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at https://www.proxypush.com/INZY.
•
By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.

In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at https://www.proxydocs.com/INZY prior to the deadline of June 23, 2025 at 5:00 p.m., Eastern Time. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice of Availability, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in

“street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If your shares are held in “street name”, you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders who have registered to attend the meeting by June 23, 2025 at 5:00 p.m., Eastern Time, using the process described above may vote during the meeting.

Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

How Do I Submit a Question for the Annual Meeting?

If you wish to submit a question for the Annual Meeting, you may do so during the registration process for the Annual Meeting. In addition, on the day of the Annual Meeting, beginning at 9:00 a.m., Eastern Time, on June 25, 2025, you may submit a question for the Annual Meeting by logging into the virtual meeting platform using the unique link provided to you via email one hour prior to the start of Annual Meeting and following the instructions there.

Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at https://www.proxydocs.com/INZY during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to our company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, we may not be able to answer all questions that are submitted. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at ir@inozyme.com. To promote fairness and the efficient use of our resources and to better address all stockholder questions, we will limit each stockholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least 10 days prior to the Annual Meeting. If you wish to view this list, please contact our Secretary at Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, MA 02116, (857) 330-4340.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or represented by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum exists. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Abstentions and “broker non-votes” count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

If your shares are held in “street name,” your bank, broker or other nominee may under certain circumstances vote your shares if you do not return voting instructions. Banks, brokers or other nominees are permitted to vote customers’ shares for which they have received no voting instructions on specified “discretionary” matters, but they are not permitted to vote these shares on “non-discretionary” matters.

The election of directors (Proposal No. 1) is considered a non-discretionary matter under applicable rules. Therefore, if your shares are held in “street name,” your bank, broker or other nominee cannot vote on this matter without voting instructions from you. If you do not instruct your bank, broker or other nominee how to vote with respect to the election of directors (Proposal No. 1), your bank, broker or other nominee may not vote with respect to this proposal and your shares will be counted as “broker non-votes.”

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 2) is considered a discretionary matter under applicable rules. Therefore, if your shares are held in “street name,” we expect that your bank, broker or other nominee will be able to exercise discretionary authority to vote on this matter in the absence of voting instructions from you. If your bank, broker, or other nominee exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 2.

Votes Required to Elect a Director and to Ratify Appointment of Ernst & Young LLP

A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast or voted on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 2. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 2.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date.

Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:

•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;
•
by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or
•
by filing a written revocation with our corporate secretary prior to the Annual Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.

Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF THREE CLASS II DIRECTORS

Our board of directors currently consists of nine members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II, and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Axel Bolte, Robert Hopfner, and Edward Mathers, and their term expires at the annual meeting of stockholders to be held in 2027;
•
the Class II directors are Sarah Bhagat, Reinaldo Diaz, and Erik Harris, and their term expires at the Annual Meeting; and
•
the Class III directors are Martin Edwards, Lynne Sullivan, and Douglas Treco, Ph.D., and their term expires at the annual meeting of stockholders to be held in 2026.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Sarah Bhagat, Reinaldo Diaz, and Erik Harris for election as Class II directors at the Annual Meeting. Dr. Bhagat, Mr. Diaz, and Mr. Harris are each presently directors, and each have indicated a willingness to continue to serve as a director, if elected. Dr. Bhagat and Mr. Diaz are standing for re-election by the stockholders at this Annual Meeting. Mr. Harris was elected to our board in October 2024, upon the recommendation of our nominating and corporate governance committee, and is standing for election by our stockholders for the first time since such appointment at this Annual Meeting.

If no contrary indication is made, proxies are to be voted for Dr. Bhagat, Mr. Diaz, and Mr. Harris or in the event that Dr. Bhagat, Mr. Diaz, or Mr. Harris is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities, as well as a broad array of gender, race, ethnicity, sexual identity, age, and academic background. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.

Nominees for Election as Class II Directors

Biographical information as of March 31, 2025, including principal occupation and business experience during the last five years, for our nominees for election as Class II directors at our Annual Meeting is set forth below.

Sarah Bhagat, Ph.D., age 39, has served on our board of directors since March 2019. Dr. Bhagat served as a general partner at Sofinnova Investments, Inc., or Sofinnova, a venture capital firm, from March 2020 to August 2022, as principal at Sofinnova from January 2019 to December 2019 and as an associate from May 2017 to December 2018. Dr. Bhagat was a postdoctoral fellow at Stanford University from April 2016 to May 2017. Dr. Bhagat served as a venture fellow at Canaan Partners, a venture capital firm, from February 2015 to February 2016. Dr. Bhagat also served as a research assistant at The Rockefeller University from May 2008 to May 2010 and a clinical research coordinator at Massachusetts General Hospital from June 2007 to May 2008. Dr. Bhagat received a B.A. in biological psychology from Franklin & Marshall College and a Ph.D. in neuroscience from Yale University. We believe Dr. Bhagat’s extensive industry experience and her scientific background qualifies her to serve on our board of directors.

Reinaldo M. Diaz, age 71, has served on our board of directors since January 2017. Mr. Diaz has served as our lead independent director since April 2023. Mr Diaz serves has served as the chief executive officer of Opna Immuno-Oncology S.A., or Opna, since December 2023 and previously served as the chief business officer of Opna from May 2020 to November 2023. Mr. Diaz served as venture partner at Longitude Capital Management Co., LLC, or Longitude, a venture capital firm focusing on healthcare companies, from November 2015 to

December 2023, and beginning in January 2024, serves as an industry advisor to Longitude. Mr. Diaz has served as the managing member and managing director of DA Advisors, LLC, a financial and strategic consulting company focusing on biopharmaceutical companies, since 2005. Mr. Diaz served as a managing director at Auven Therapeutics, a private equity firm focusing on life sciences, from 2008 to 2018. Mr. Diaz served as managing member and co-founder of Diaz & Altschul Capital Management, LLC, an asset management firm focusing on healthcare companies, from 1996 to 2005. Mr. Diaz served as managing director and head of the healthcare group at Schroder Wertheim & Co., Inc. from 1993 to 1996. Mr. Diaz served in various roles at PaineWebber Development Corporation from 1985 to 1993, including as president from 1990 to 1993. Mr. Diaz is currently on the board of directors of Lexeo Therapeutics, Inc., a publicly traded biotechnology company, and Rheumalogics ApS, a private biotechnology company. Mr. Diaz received a B.A. in general studies from Harvard University and an M.B.A. from Harvard Business School. We believe Mr. Diaz’s extensive experience as a venture capital investor in the life sciences industry qualifies him to serve on our board of directors.

Erik Harris, age 55, has served on our board of directors since October 2024. Mr. Harris has served as the chief commercial officer and executive vice president of Ultragenyx Pharmaceutical Inc., a biopharmaceutical company, since June 2019 and served as its senior vice president and head of North American commercial operations from July 2017 to June 2019. Prior to Ultragenyx, Mr. Harris spent six years at Crescendo Bioscience, Inc., a molecular diagnostic company, most recently as vice president of commercial. Earlier in his career, Mr. Harris served as vice president of Marketing at InterMune, Inc., a biotechnology company, and also held positions in the commercial organizations at Elan Pharmaceuticals, Inc., Genentech, Inc., and Bristol-Myers Squibb Company. At the start of his professional career, Mr. Harris served as a Lieutenant Commander in Naval Aviation and Congressional Fellow for the United States Navy. Mr. Harris currently serves on the board of directors of Denali Therapeutics Inc., a publicly traded biopharmaceutical company. Mr. Harris received a Master of Business Administration from the Wharton School of Business and a Bachelor of Science from the United States Naval Academy. We believe Mr. Harris’ extensive industry experience and leadership experience as a chief commercial officer and senior vice president of several life sciences companies qualifies him to serve on our board of directors.

The board of directors recommends voting “FOR” the election of Sarah Bhagat, Reinaldo Diaz, and Erik Harris as Class II directors for a three-year term ending at the annual meeting of stockholders to be held in 2028.

Directors Continuing in Office

Biographical information as of March 31, 2025, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class I Directors (Term Expires at 2027 Annual Meeting of Stockholders)

Axel Bolte, age 53, has served on our board of directors since September 2015, when he co-founded our company. Mr. Bolte served as our president and chief executive officer from September 2015 to April 2023. Since May 1, 2023, Mr. Bolte has served as senior advisor to the Company and provides strategic and operational consulting and advisory services. Since January 2024, Mr. Bolte has served as president and chief executive officer of Apexis Bio., Inc,. a biotechnology company focusing on metabolic disease. Since March 2017, Mr. Bolte also has served as a managing member of Healthcare Advisors GmbH, a private healthcare advisory company. Mr. Bolte served as a venture partner at HBM Partners AG, a provider of investment advisory services in the life sciences industry, from February 2017 to September 2019 and as an investment advisor to HBM Partners AG from March 2003 to January 2017. Mr. Bolte previously served on the board of directors of IVERIC bio, Inc. (formerly known as Ophthotech Corporation), Allena Pharmaceuticals, Inc., Nabriva Therapeutics plc and PTC Therapeutics, Inc., all of which are publicly traded biotechnology or pharmaceutical companies. Mr. Bolte received a degree in biochemistry from the Swiss Federal Institute of Technology, Zurich, Switzerland and an M.B.A. from the University of St. Gallen, Switzerland. We believe Mr. Bolte’s extensive experience as a venture capital investor in the life sciences industry and his extensive knowledge of our company based on his previous role as our chief executive officer qualify him to serve on our board of directors.

Robert Hopfner, Ph.D., age 52, has served on our board of directors since November 2018. Dr. Hopfner has served as managing partner of Pivotal bioVenture Partners, a venture capital firm focused on life sciences, since October 2017. Dr. Hopfner served in various roles at Bay City Capital, a venture capital firm focused on life sciences, from August 2002 to October 2017, including as a principal from June 2007 to October 2009 and as managing director and investment partner from October 2009 to October 2017. Dr. Hopfner currently serves on the board of directors of RallyBio Corporation and previously served on the board of directors of Hyperion Therapeutics and Vaxcyte, Inc., all of which are or were publicly traded biotechnology companies. Dr. Hopfner received a B.S. in pharmacy from the University of Saskatchewan, an M.B.A. from the University of Chicago Booth School of Business and a Ph.D. in pharmacology from the University of Saskatchewan. We believe Dr. Hopfner’s experience as a venture capital investor in the life sciences industry and his scientific background qualifies him to serve on our board of directors.

Edward Mathers, age 65, has served on our board of directors since January 2017. Mr. Mathers has served as a general partner at New Enterprise Associates, Inc., or NEA, a private venture capital firm focusing on technology and healthcare investments, since November 2019. He served as partner at NEA from August 2008 to October 2019. Prior to joining NEA, Mr. Mathers served as executive vice president, corporate development and venture at MedImmune, Inc., or MedImmune, a biopharmaceutical company, and led its venture capital subsidiary, MedImmune Ventures, Inc. Mr. Mathers currently serves on the board of directors of Rhythm Pharmaceuticals, Inc., Synlogic, Inc. (formerly known as Mirna Therapeutics, Inc.), Trevi Therapeutics, Inc., Onkure Therapeutics (formerly Reneo Pharmaceuticals, Inc), and MBX Biosciences, all of which are publicly traded pharmaceutical companies, and he previously served on the board of directors of ObsEva SA from November 2015 to June 2023, Liquidia Technologies, Inc. from April 2009 to May 2019, Ra Pharmaceuticals, Inc. from February 2010 to April 2020, Akouos, Inc. from October 2017 to December 2022, and Mirum Pharmaceuticals, Inc. from November 2018 to September 2022, all of which are or were publicly traded pharmaceutical companies. Mr. Mathers received a B.S. in chemistry from North Carolina State University. We believe Mr. Mathers is qualified to serve on our board of directors based on his experience advising pharmaceutical companies as well as his experience as a director of public and private companies in the life sciences industry.

Class III Directors (Term Expires at 2026 Annual Meeting of Stockholders)

Martin Edwards, M.D., age 69, has served on our board of directors since September 2017. From 2003 to September 2020, Dr. Edwards served as a senior partner at Novo Holdings A/S, a Danish limited liability company that manages investments and financial assets. Earlier in his career, Dr. Edwards served as global head of drug development for Novo Nordisk A/S, where he led both preclinical and clinical drug development. Dr. Edwards currently serves on the board of directors of Morphic Holdings, Inc. and Verona Pharma plc, both of which are publicly traded pharmaceutical companies, and previously served on the board of directors of Reata Pharmaceuticals Inc., from July 2020 to September 2023, CoLucid Pharmaceuticals, Inc., from January 2015 to March 2017, and KalVista Pharmaceuticals, Inc., from July 2019 to October 2022, all of which were also publicly traded pharmaceutical companies. Dr. Edwards received an M.B.A. from the University of Warwick in England and degrees in medicine and physiology from the University of Manchester in England. We believe Dr. Edwards is qualified to serve on our board of directors based on his medical background and extensive experience as an investor and executive in the pharmaceutical industry.

Lynne Sullivan, age 59, has served on our board of directors since May 2020. Ms. Sullivan has served as chief financial officer of UNITY Biotechnology, Inc., a biotechnology company, since September 2020. Ms. Sullivan served as chief financial officer of Compass Therapeutics, LLC, a biotechnology company, from December 2018 to August 2019. Ms. Sullivan served in various roles at Biogen Inc., a biotechnology company, including vice president of tax from April 2008 to February 2015, vice president of tax and corporate finance from February 2015 to March 2016 and senior vice president of finance from March 2016 to December 2018. Ms. Sullivan currently serves on the board of directors of Solid Biosciences Inc., a publicly traded biopharmaceutical company, and previously served on the board of directors of BiomX Inc. Ms. Sullivan was a certified public accountant for over 25 years. Ms. Sullivan received a B.S.B.A. in accounting from Suffolk University and an M.S. in taxation from Bentley University. We believe Ms. Sullivan’s extensive financial expertise and her experience working in the healthcare sector qualifies her to serve on our board of directors.

Douglas A. Treco, Ph.D., age 67, has served as our chief executive officer since April 2023 and as the chairman of our board of directors since May 2020. From April 2021 to April 2022, Dr. Treco was chief executive officer of Alchemab Therapeutics, a biopharmaceutical company. Dr. Treco co-founded Ra Pharmaceuticals, Inc., or Ra Pharma, a biopharmaceutical company, in 2008, which was acquired by UCB S.A. in April 2020. He served as the president and chief executive officer of Ra Pharma from June 2008 to July 2020. Dr. Treco served as an entrepreneur-in-residence with Morgenthaler Ventures, a venture capital firm, from January 2008 to May 2014. Dr. Treco co-founded Transkaryotic Therapies, Inc., a biopharmaceutical company, in 1988, which was acquired in 2005 by Shire plc. Dr. Treco served as a visiting scientist in the Department of Molecular Biology at Massachusetts General Hospital and as a lecturer in genetics at Harvard Medical School from 2004 to 2007. Dr. Treco currently serves on the board of directors of CRISPR Therapeutics AG and is a scientific advisor to Lightstone Ventures. Dr. Treco served on the board of directors of Ra Pharma from June 2008 to April 2020 and the board of directors of Alchemab Therapeutics from April 2021 to April 2022. Dr. Treco received a B.A. in Biology from the University of Delaware and a Ph.D. in biochemistry and molecular biology from the State University of New York, Stony Brook, and performed post-doctoral research at the Salk Institute for Biological Studies and Massachusetts General Hospital. We believe Dr. Treco’s extensive and broad range of experience in business and in the biopharmaceutical industry and his deep knowledge of our company as our chief executive officer qualifies him to serve on our board of directors.

Executive Officers Who Are Not Directors

Biographical information as of March 31, 2025 for our executive officers who are not directors is listed below.

Sanjay S. Subramanian, age 49, has served as our chief financial officer since March 2022, as the corporate secretary since September 2022, and head of business development since October 2024. Prior to joining our company, Mr. Subramanian served as the chief financial officer at Ocugen, Inc., a biotechnology company, or Ocugen, from October 2019 to March 2022, and as head of corporate development at Ocugen from January 2021 to March 2022. From January 2019 to September 2019, he served as Chief Financial Officer of Aralez Pharmaceuticals Inc., where he previously held various finance leadership roles. Prior to that, he served as Director of Treasury at Bausch Health Companies Inc., and held multiple finance leadership positions at General Motors Company, including Treasurer of GM Korea. Mr. Subramanian holds an M.B.A. from the MIT Sloan School of Management, Master of Science degrees from both the Massachusetts Institute of Technology and The Ohio State University, and a Bachelor of Science degree from the Indian Institute of Technology, Madras.

Matthew Winton, Ph.D., age 47, has served as our chief operations officer since April 2023. Prior to joining our company, Dr. Winton worked at Biogen Inc., or Biogen, a global biopharmaceutical company, from March 2014 to March 2023, most recently serving as the Senior Vice President, Head of U.S. Multiple Sclerosis Franchise from January 2021 to March 2023 and as the Vice President, Head of U.S. Spinal Muscular Atrophy Franchise from April 2018 to January 2021. At Biogen, Dr. Winton also served as Senior Director, Chief of Staff to the CEO from June 2017 to April 2018, and Director, Payer and Channel Marketing from August 2015 to June 2017. Prior to joining Biogen, Dr. Winton was a management consultant at inVentiv Health from May 2011 to March 2014, a management consultant at Leerink Swann Strategic Advisors from May 2010 to May 2011 and an analyst at Decision Resources from May 2008 to April 2010. Dr. Winton received an M.B.A. from Boston University School of Management, a Ph.D. from the Université de Montréal, and a Bachelor of Science from York University.

There is no arrangement or understanding between any of our executive officers or directors and any other person or persons pursuant to which he or she was or is to be selected as an executive officer or director.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2024 and 2023.

	2024	2023
Audit fees (1)	$685,400	$678,500
Tax fees (2)	51,500	57,200
All other fees (3)	—	43,000
Total fees	$736,900	$778,700

(1) “Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with financings and regulatory filings.

(2) “Tax fees” consist of fees for professional services, including tax compliance, tax advice, and tax planning.

(3) “All other fees” consist of fees paid related to permitted advisory services in 2023.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. At the time such pre-approval is granted, the audit committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services and, at each regularly scheduled meeting of the audit committee following such pre-approval, management or the independent registered public accounting firm shall report to the audit committee regarding each service actually provided to us pursuant to such pre-approval.

During our 2024 and 2023 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board of directors. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
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Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.
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Nominees should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
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Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.
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Nominees should represent a broad array of personal and professional characteristics, including, for example, gender, racial or ethnic identity, sexual identity, age, academic background, professional experience in the United States or internationally and/or expertise in a particular discipline or field. Nominees will not be discriminated against on the basis of gender, race, ethnicity, national origin, sex, sexual orientation, sexual identity, religion, disability or any other basis proscribed by law.
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Nominees should normally be able to serve for at least five years before reaching the age of 75.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate.

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2025, our board of directors undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Dr. Treco and Mr. Bolte, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Treco is not an independent director under these rules because he serves as our chief executive officer. Mr. Bolte is not an independent director under these rules because he previously served as our president and chief executive officer until April 1, 2023.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a research and development committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and research and development committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, the compensation committee and the nominating and corporate governance committee is posted on the “Governance” section of the “Investor Relations” section of our website, which is located at www.inozyme.com. Our board of directors may also appoint from time to time ad hoc committees to address specific matters.

Audit Committee

The members of our audit committee are Lynne Sullivan, Sarah Bhagat, and Martin Edwards. Ms. Sullivan serves as chair of the audit committee. Our audit committee met four times during 2024. Our audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
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overseeing our risk assessment and risk management policies;
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overseeing cybersecurity risks;
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establishing procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Lynne Sullivan is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee

The members of our compensation committee are Reinaldo Diaz, Robert Hopfner, and Edward Mathers. Mr. Diaz serves as chair of the compensation committee. Our compensation committee met three times during 2024. Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
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overseeing an evaluation of our senior executives;
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to our board of directors with respect to director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
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preparing the compensation committee report if and to the extent then required by SEC rules.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During 2024, the compensation committee did not form or delegate authority to such subcommittees.

In addition, under its charter, the compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our 2020 Stock Incentive Plan, or the 2020 Plan, to employees who are not directors or executive officers of our company. During 2024 and 2025, the compensation committee delegated to the chief executive officer authority to grant stock options to employees who are not directors, officers or employees at the vice president level or above.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Martin Edwards and Edward Mathers. Dr. Edwards serves as chair of the nominating and corporate governance committee. Dr. Treco served as member of our nominating and corporate governance committee prior to his appointment as our chief executive officer effective April 1, 2023. Our nominating and corporate governance committee met one time during 2024. Our nominating and corporate governance committee’s responsibilities include:

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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing and making recommendations to our board of directors with respect to our board leadership structure;
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reviewing and making recommendations to our board of directors with respect to management succession planning;
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developing and recommending to our board of directors corporate governance guidelines;

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reviewing and reporting to our board of directors concerning our corporate responsibility and sustainability efforts, including the impact of environmental and social issues; and
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overseeing a periodic evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Research and Development Committee

The members of our research and development committee are Axel Bolte, Martin Edwards and Douglas Treco, Ph.D. Dr. Edwards serves as chair of the research and development committee. Our research and development committee met three times during 2024. Our research and development committee’s responsibilities include:

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reviewing, evaluating, and advising our board of directors and management regarding the long-term strategic goals and objectives and the quality and direction of our research and development programs;
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monitoring, evaluating, and discussing significant emerging science and technology issues and trends, including their impact on our research and development programs, plans, or policies;
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reviewing our research and development pipeline; and
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assisting our board of directors with its oversight responsibility for program risk management in areas affecting our research and development.

Compensation Committee Interlocks and Insider Participation

During 2024, the members of our compensation committee were Reinaldo Diaz, Robert Hopfner, and Edward Mathers. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the current members, or members serving during 2024, of our compensation committee is, or has ever been, an officer or employee of our company.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met six times during 2024. During 2024, each member of the board of directors except Dr. Hopfner attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). Dr. Hopfner attended 67% of the board of directors meetings and meetings of the committees of the board of directors on which Dr. Hopfner served in 2024.

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All of our then-serving directors attended our 2024 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Governance” section of the “Investor Relations” section of our website, which is located at www.inozyme.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:

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the principal responsibility of our board of directors is to oversee our management;
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a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;
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the independent directors meet in executive session at least twice a year;
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directors have full and free access to management and, as necessary, independent advisors;
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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
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our nominating and corporate governance committee will oversee a periodic self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is available on the “Governance” section of the “Investor Relations” section of our website, which is located at www.inozyme.com.

Board Leadership Structure and Oversight of Risk

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chairman of the board of directors should be separate, whether we should have a lead independent director, and why the board of directors’ leadership structure is appropriate given the specific characteristics or circumstances of our company. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time.

Since April 1, 2023, Dr. Treco has served as our chief executive officer and the chairman of the board of directors. Our board of directors believes that combining the chairman and chief executive officer positions fosters clear accountability, effective decision-making, and alignment of corporate strategy, and, taken together with our lead independent director, is the appropriate leadership structure for us at this time. Our board believes that Dr. Treco’s combined role of chairman and chief executive officer promotes effective execution of strategic goals and facilitates information flow between management and our board of directors. Since April 1, 2023, Mr. Diaz has served as our lead independent director because the chairman of our board of directors is our chief executive officer and is not independent within the meaning of the Nasdaq listing rules. Mr. Diaz’s duties as lead independent director include the following:

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chairing meetings of the independent directors in executive session;
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meeting with any director who is not adequately performing his or her duties as a member of our board of directors or any committee;
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facilitating communications between other members of our board of directors and our chairman and chief executive officer;
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monitoring, with the assistance of our chief operations officer and chief financial officer, communications from stockholders and other interested parties and providing copies or summaries to the other directors as he or she considers appropriate;
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working with our chairman and chief executive officer in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors; and
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consulting with our chairman and chief executive officer on matters relating to corporate governance and board performance.

Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Our nominating and corporate governance committee evaluates our board leadership structure from time to time and may recommend further alterations of this structure in the future.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2024. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls, legal and compliance risks, and cybersecurity risks. Oversight by the audit committee includes direct communication with our independent registered public accounting firm. Our compensation committee oversees risk management activities relating to our compensation policies and practices and assesses whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Oversight by the compensation committee includes direct communication with our independent compensation consultants. Our nominating and corporate governance committee oversees risk management activities relating to board and committee composition, management succession planning and corporate sustainability efforts, including the impact of environmental and social issues. Our research and development committee assists the board’s oversight of our research and development activities. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on major risk exposures, the potential impact of such risks, risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Inozyme Pharma, Inc.

321 Summer Street, Suite 400

Boston, Massachusetts 02210

Attention: Board of Directors

You may submit your concern anonymously or confidentially by mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director(s) may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be confidentially, and anonymously if they wish, submitted in writing online at https://www.whistleblowerservices.com/inozyme or to our general counsel (or, if none, our principal executive officer or principal financial officer) at 321 Summer Street, Suite 400, Boston, Massachusetts 02210 or via the toll-free telephone number 877-250-2118.

EXECUTIVE AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for 2024 and our non-employee directors. Our named executive officers for 2024 were Douglas A. Treco, Ph.D., Sanjay S. Subramanian, and Matthew Winton. Dr. Treco was appointed as our chief executive officer as of April 1, 2023.

This section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and directors and is intended to place in perspective the data presented in the tables and narrative that follow.

Executive and Director Compensation Processes

Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. Our director compensation program is administered by our board of directors based on recommendations by the compensation committee. Our compensation committee periodically reviews our director compensation program and makes recommendations to the board of directors with respect thereto.

In designing our executive compensation program and our director compensation program, our compensation committee considers compensation data from comparable publicly traded companies in the biotechnology and the biopharmaceutical industry (based on, among other things, industry market capitalization, headcount and location) provided by our independent compensation consultant, Alpine Rewards.

During 2024, our compensation committee retained Alpine Rewards to advise the compensation committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash bonuses, annual equity incentive awards and severance arrangements, and on the director compensation program, which includes board and committee fee retainers and equity awards. The compensation committee established a peer group. The compensation consultants made recommendations with respect to the amount and form of executive officer and director compensation. Although our compensation committee considers the advice and guidance of the compensation consultants as to our executive compensation program and our director compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive and director compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

The compensation committee reviewed information regarding the independence and potential conflicts of interest of Alpine Rewards, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Alpine Rewards did not raise any conflict of interest.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)		Total ($)
Douglas A. Treco, Ph.D.(4)	2024	541,667	—		—	1,933,375	—	(5)	10,350	(6)	2,485,392
Chief Executive Officer and Chariman	2023	375,000	7,500	(7)	573,000	4,134,601	200,000		9,375	(6)	5,299,476
Sanjay S. Subramanian	2024	462,033	—		—	1,096,354	135,000		10,350	(6)	1,703,737
Senior Vice President and Chief Financial Officer and Head of Business Development	2023	444,333	—		—	406,704	172,000		9,900	(6)	1,032,937
Matthew Winton, Ph.D.(8)	2024	456,750	—			1,162,799	135,000		10,350	(6)	1,764,899
Senior Vice President and Chief Operating Officer	2023	326,250	50,000	(9)	—	1,022,196	150,000		181	(6)	1,548,627

(1) The amounts reported in the “Stock Awards” column reflect the grant date fair value of restricted stock unit awards granted during 2024 computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. For the assumptions underlying the valuation of such restricted stock unit awards, see Note 9 to our financial statements appearing in our annual report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 10, 2025.

These amounts reflect the accounting cost for the restricted stock units and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.

(2) The amounts reported in the “Option Awards” column reflect the grant date fair value of stock options awarded during the year computed in accordance with the provisions of FASB ASC Topic 718, using a Black Scholes option-pricing model. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 10, 2025, regarding assumptions underlying the valuation of option awards. These amounts reflect the accounting cost for the stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(3) The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect annual cash bonuses paid to our named executive officers for their performance in 2024 and 2023.

(4) Dr. Treco was appointed as our chief executive officer as of April 1, 2023.

(5) Dr. Treco voluntarily offered and agreed to forgo any annual bonus earned for 2024 performance.

(6) Represents matching contributions made by us to such named executive officer's 401(k) plan.

(7) Represents a cash signing bonus of $7,500 which was paid to Dr. Treco in connection with his appointment as our chief executive officer.

(8) Dr. Winton commenced employment as our chief operating officer on April 3, 2023.

(9) Represents a cash signing bonus of $50,000 which was paid to Dr. Winton in connection with his appointment as our chief operating officer.

Narrative to Summary Compensation Table

Base Compensation. We use base compensation or salaries to recognize the experience, skills, knowledge and responsibilities required of our executive officers. None of our executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base compensation or salary.

Effective March 1, 2024, our compensation committee increased Dr. Treco’s, Mr. Subramanian’s, and Dr. Winton’s annual base salaries to $550,000, $465,000, and $461,100, respectively.

Effective March 1, 2025, our compensation committee increased Mr. Subramanian’s, and Dr. Winton’s annual base salaries to $484,000 and $485,000, respectively. In March 2025, Dr. Treco voluntarily offered and agreed to reduce his 2025 annual base salary to $125,000, effective immediately.

Annual Bonus. From time to time, our board of directors or our compensation committee has approved annual cash bonuses to our executive officers with respect to their prior year performance. Our executive officers are eligible for annual performance-based bonuses up to a specified percentage of their base salary, subject to approval by our board of directors or the compensation committee. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our executive officers to achieve annual goals based on our strategic, financial and operating performance objectives.

The 2024 target bonus amounts, expressed as a percentage of 2024 base salary, were 55% for Dr. Treco and 40% for Mr. Subramanian and Dr. Winton.

For 2024, bonuses were based on corporate objectives relating to regulatory and clinical progress and development for INZ-701, manufacturing activities, medical affairs and financing. With respect to 2024 performance, our board reviewed performance against the 2024 corporate goals and determined that the corporate goals were achieved at 73% for the executive leadership team and 87% for all other employees, for an average Company achievement of 80%. The compensation committee approved 2024 cash bonuses of $135,000 for Mr. Subramanian and $135,000 for Dr. Winton, which amounts represented approximately 73% of Mr. Subramanian’s and Dr. Winton’s target bonus. Dr. Treco voluntarily offered and agreed to forgo any annual bonus earned for 2024 performance.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive officer retention, because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors or our compensation committee periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units.

In March 2024, we granted options to purchase 300,000, 165,000, and 175,000 shares of our common stock under the 2020 Plan to Dr. Treco, Mr. Subramanian, and Dr. Winton, respectively, at an exercise price per share of $5.77. Such options vest in equal monthly installments over a term of four years from the vesting commencement date of March 13, 2024.

Prior to our initial public offering, our executive officers were eligible to participate in our Amended and Restated 2017 Equity Incentive Plan, as amended to date, or the 2017 Plan, and all options were granted pursuant to the 2017 Plan, other than the stock option grants that were effective upon the effectiveness of the registration statement for our initial public offering in July 2020, which were granted pursuant to the 2020 Plan. Following the closing of our initial public offering, our employees and executive officers became eligible to receive stock options, RSUs and other stock-based awards pursuant to our 2020 Plan. For a description of our 2017 Plan and our 2020 Plan, see “—Stock Option and Other Compensation Plans” below.

We use stock options and/or RSUs to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually, if we or they have performed as expected or better than expected. None of our executive officers is currently party to an employment agreement that provides for the automatic award of stock options or RSUs. We have granted option awards and an RSU award to our executive officers with time-based vesting and performance-based vesting. The option awards that we have granted to our executive officers in connection with the commencement of their employment typically become exercisable as to 25% of the shares underlying the option on the first anniversary of the vesting commencement date and as to an additional 2.0833% of the original number of shares underlying the option monthly thereafter. The RSU award that we have granted to an executive officer in connection with commencement of his employment vests and becomes exercisable as to 25% of the shares underlying the restricted stock units on each anniversary of the grant until the fourth anniversary of the grant. The option awards that we have granted to our executive officers at times other than in connection with the commencement of their employment typically become exercisable in equal monthly installments over a term of four years from the applicable vesting commencement date. Vesting rights for stock options and RSUs cease upon termination of service and exercise rights for previously vested stock options cease shortly after termination, though exercisability is extended in the case of death or disability. Prior to the exercise of an option or the vesting of an RSU, the holder has no rights as a stockholder with respect to the shares subject to such option or RSU, including no voting rights and no right to receive dividends or dividend equivalents.

We have historically granted stock options with exercise prices that are equal to the fair market value of our common stock on the date of grant as determined by our board of directors, based on a number of objective and subjective factors. The exercise price of all stock options granted after the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which is determined by reference to the closing market price of our common stock on the Nasdaq Global Select Market on the date of grant.

Outstanding Equity Awards at December 31, 2024

The following table sets forth information regarding all outstanding stock options and RSUs held by each of our named executive officers as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)
Douglas A. Treco, Ph.D.	86,979	—	(2)	2.77	5/30/2030
	9,367	—	(2)	16.00	7/22/2030
	9,367	—	(2)	17.12	6/22/2031
	9,367	—	(2)	4.38	6/9/2032
	333,333	466,667	(3)	5.73	3/31/2033
						75,000	(4)	207,750
	56,250	243,750	(5)	5.77	3/12/2034

Sanjay S. Subramanian	123,750	56,250	(6)	3.96	3/20/2032
	59,062	75,938	(7)	3.30	3/22/2033
	30,937	134,063	(5)	5.77	3/12/2034

Matthew Winton, Ph.D.	104,166	145,834	(8)	5.39	4/2/2033
	32,812	142,188	(5)	5.77	3/12/2034

(1) The market value is calculated by multiplying $2.77, the closing price of a share of our common stock on December 31, 2024, the last trading day of 2024, as reported on the Nasdaq Global Select Market, by the number of unvested shares.

(2) This option is fully vested.

(3) This option vests over four years, in equal monthly installments through April 1, 2027, subject to continued service.

(4) This RSU vests over four years, in equal annual installments through April 1, 2027, subject to continued service.

(5) This option vests over four years, in equal monthly installments through March 13, 2028, subject to continued service.

(6) This option vests over four years, with 25% of the shares vested on March 21, 2023 and 2.0833% of the original number of shares vesting thereafter in equal monthly installments through March 21, 2026, subject to continued service.

(7) This option vests over four years, in equal monthly installments through July 23, 2027, subject to continued service.

(8) This option vests over four years, with 25% of the shares vested on April 3, 2024 and 2.0833% of the original number of shares vesting thereafter in equal monthly installments through April 3, 2027, subject to continued service.

Employment and Other Agreements

We have entered into written employment agreements with each of our executive officers. These agreements set forth the terms of the executive officer’s compensation, including base salary, annual discretionary bonus eligibility and severance benefits, among other matters. The employment agreements with Dr. Treco, Mr. Subramanian, and Dr. Winton are summarized below.

Employment Agreement with Douglas Treco, Ph.D.

On March 21, 2023, we entered into an employment agreement with Dr. Treco, which we refer to as the Treco employment agreement. Under the Treco employment agreement, Dr. Treco is an at-will employee, and his employment with us can be terminated by Dr. Treco or us at any time and for any reason. Dr. Treco’s base salary will be reviewed by our compensation committee and the board of directors on an annual or more frequent basis and is subject to change in the discretion of our board of directors or compensation committee. Dr. Treco’s annualized base salary for 2024 was $550,000.

Following the end of each calendar year, Dr. Treco will be eligible to receive a discretionary retention and performance bonus with a target of 55% of his then gross base pay actually earned during the applicable calendar year based upon the board’s assessment of his performance and our performance. We granted Dr. Treco an option to purchase 800,000 shares of our common stock under the 2020 Plan, effective as of April 1, 2023, or the Treco Effective Date. The option vests and becomes exercisable as to 2.0833% of the shares subject to the option at the end of each successive one-month period following the Treco Effective Date until the fourth anniversary of the Treco Effective Date. We also granted Dr. Treco a restricted stock unit award with respect to 100,000 shares of our common stock, or the Treco RSU, under the 2020

Plan, effective as of the Treco Effective Date. The Treco RSU vests and becomes exercisable as to 25% of the shares underlying the Treco RSU on each anniversary of the Treco Effective Date until the fourth anniversary of the Treco Effective Date.

Under the Treco employment agreement, Dr. Treco is entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, in the event of the termination of his employment by us without cause or by him for good reason, and such termination does not take place during the 60-day period prior to a change in control or the 12-month period following a change in control, each as defined in the Treco employment agreement, to (i) continued payment of his then-current annual base salary for a period of 12 months following the date his release of claims becomes effective, (ii) continued payment by us of our share of the COBRA premiums for health benefit coverage for a period of up to 12 months following the date that his employment with us is terminated, and (iii) payment, in a lump sum on the date the first installment of severance pay is paid, of a pro-rata portion of his annual discretionary bonus, if any, that the board determines he would have received during the applicable calendar year until his date of termination. In addition, the option and the Treco RSU will vest with respect to the number of shares subject to such equity awards that would have vested within the one-year period following Dr. Treco’s termination had he remained employed with us during such period.

In the event that Dr. Treco’s employment is terminated by us without cause or by him with good reason during the 60-day period prior to a change in control or the 12-month period following a change in control, as defined in the Treco employment agreement, Dr. Treco will be entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, to (i) continued payment of his then-current annual base salary for a period of 18 months following the date his release of claims becomes effective, (ii) continued payment by us of our share of the COBRA premiums for health benefit coverage for a period of up to 18 months following the date that his employment with us is terminated, and (iii) payment of 150% of his annual target discretionary bonus amount for the year in which the termination occurs in a lump sum on the date the first installment of severance pay is paid. In addition, Dr. Treco will be entitled to full acceleration of vesting of all outstanding and unvested stock options and other equity awards that vest solely based on continued service.

Employment Agreement with Sanjay S. Subramanian

On March 2, 2022, we entered into an employment agreement with Mr. Subramanian, which we refer to as the Subramanian employment agreement. Under the Subramanian employment agreement, Mr. Subramanian is an at-will employee, and his employment with us can be terminated by Mr. Subramanian or us at any time and for any reason. Mr. Subramanian’s base salary is reviewed by our compensation committee and the board of directors on an annual or more frequent basis and is subject to change in the discretion of our board of directors or compensation committee. Mr. Subramanian’s annualized base salary for 2024 was $465,000.

Following the end of each calendar year, Mr. Subramanian will be eligible to receive a discretionary retention and performance bonus with a target of 40% of his then gross base pay actually earned during the applicable calendar year based upon the board’s assessment of his performance and our performance. We granted Mr. Subramanian an option to purchase 180,000 shares of our common stock under the 2020 Plan, effective as of the Subramanian Effective Date. The option vested and became exercisable as to 25% of the shares underlying the option on the first anniversary of the Subramanian Effective Date and vests and becomes exercisable as to 2.0833% of the shares subject to the option at the end of each successive one-month period following the first anniversary of the Subramanian Effective Date until the fourth anniversary thereof.

Under the Subramanian employment agreement, Mr. Subramanian is entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, in the event of the termination of his employment by us without cause or by him for good reason, and such termination does not take place during the 12-month period following a change in control, each as defined in the Subramanian employment agreement, to (1) continued payment of his then-current annual base salary for a period of nine months following the date his release of claims becomes effective, (2) continued payment by us of its share of the COBRA premiums for health benefit coverage for a period of up to nine months following the date that his employment with us is terminated, and (3) in the event of termination between January 1 and the date annual discretionary bonuses are paid, payment of his annual target discretionary bonus amount for the year prior to termination in a lump sum on the date the first installment of severance pay is paid.

In the event that Mr. Subramanian’s employment is terminated by us without cause or by him with good reason during the 12-month period following a change in control, as defined in the Subramanian employment agreement, Mr. Subramanian will be entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, to (1) continued payment of his then-current annual base salary for a period of 12 months following the date his release of claims becomes effective, (2) continued payment by us of its share of the COBRA premiums for health benefit coverage for a period of up to 12 months following the date that his employment with us is terminated, and (3) payment of 100% of his annual target discretionary bonus amount for the year in which the termination occurs in a lump sum on the date the first installment of severance pay is paid. In addition, Mr. Subramanian will be entitled to full acceleration of vesting of all outstanding and unvested stock options and other equity awards that vest solely based on continued service. Under the Subramanian employment agreement, if payments and benefits payable to Mr. Subramanian that are contingent on a change in ownership or control, as defined the Subramanian employment agreement, are subject to Section 4999 of the Internal Revenue Code of 1986, then such payments and benefits will either be paid in full or be reduced so that the Section 4999 excise tax does not apply, whichever results in the better after-tax result for Mr. Subramanian.

Employment Agreement with Matthew Winton

On March 20, 2023, we entered into an employment agreement with Dr. Winton, which we refer to as the Winton employment agreement. Under the Winton employment agreement, Dr. Winton is an at-will employee, and his employment with us can be terminated by Dr. Winton or us at any time and for any reason. Dr. Winton’s base salary will be reviewed by our compensation committee and the board of directors on an annual or more frequent basis and is subject to change in the discretion of our board of directors or compensation committee. Dr. Winton’s annualized base salary for 2024 was $461,100.

Following the end of each calendar year, Dr. Winton will be eligible to receive a discretionary retention and performance bonus with a target of 40% of his then gross base pay actually earned during the applicable calendar year based upon the board’s assessment of his performance and our performance. We granted Dr. Winton a nonstatutory stock option to purchase 250,000 shares of our common stock under the 2023 Inducement Plan, effective as of April 3, 2023. The option vested and became exercisable as to 25% of the shares underlying the option on the first anniversary of April 3, 2023 and vests and becomes exercisable as to 2.0833% of the shares subject to the option at the end of each successive one-month period following the first anniversary of April 3, 2023 until the fourth anniversary thereof.

Under the Winton employment agreement, Dr. Winton is entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, in the event of the termination of his employment by us without cause or by him for good reason, and such termination does not take place during the 12-month period following a change in control, as defined in the Winton employment agreement, to (i) continued payment of his then-current annual base salary for a period of nine months following the date his release of claims becomes effective, and (ii) continued payment by us of our share of the COBRA premiums for health benefit coverage for a period of up to nine months following the date that his employment with us is terminated.

In the event that Dr. Winton’s employment is terminated by us without cause or by him with good reason during the 12-month period following a change in control, as defined in the Winton employment agreement, Dr. Winton will be entitled, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with certain restrictive covenants, to (i) continued payment of his then-current annual base salary for a period of 12 months following the date his release of claims becomes effective, (ii) continued payment by us of our share of the COBRA premiums for health benefit coverage for a period of up to 12 months following the date that his employment with us is terminated, and (iii) payment of 100% of his annual target discretionary bonus amount for the year in which the termination occurs in a lump sum on the date the first installment of severance pay is paid. In addition, all outstanding and unvested stock options and other equity awards in each case that vest solely based on continued service that are then held by Dr. Winton will become fully vested and exercisable and, with respect to any stock options then held by Dr. Winton, will remain exercisable for the period of time set forth in the applicable grant agreement.

Employee Proprietary Rights, Non-Disclosure, Developments, Non-Competition, and Non-Solicitation Agreements

Each of our executive officers has entered into a standard form of agreement with respect to proprietary and confidential information, developments, non-competition, and non-solicitation. Under this agreement, each executive officer has agreed to protect our confidential and proprietary information during and after the executive officer’s employment with us, not to compete with us during his employment and for a period generally lasting for one year after the termination of his employment, and not to solicit our employees, consultants, clients or customers during his employment and for a period generally lasting for one year after the termination of his employment. In addition, under this agreement, each executive officer has agreed that we own all developments and inventions that are developed by such executive officer within the scope of and during the period of his employment with us that are related to our business or research and development conducted or planned to be conducted by us at the time such development is created. Each executive officer also agreed to provide us with a non-exclusive, royalty-free, perpetual license to use any prior inventions that such executive officer incorporates into inventions assigned to us under this agreement.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our discretionary match. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. Effective January 1, 2021, we implemented a matching policy under which we match 50% of an employee’s contributions to the 401(k) plan, up to a maximum of 6% of the employee’s base salary and bonus paid during the year.

Stock Option and Other Compensation Plans

The four equity incentive plans described in this section are our 2017 Plan, our 2020 Plan, our 2020 Employee Stock Purchase Plan, or the 2020 ESPP, and our 2023 Inducement Plan. Prior to our initial public offering, we granted awards to eligible participants under our 2017 Plan. Following the closing of our initial public offering, we have granted awards to eligible participants under the 2020 Plan. We have also made inducement awards under the 2023 Inducement Plan to certain new hires.

Policies and Practices Related to the Grant of Equity Awards

We grant equity awards, including stock options and restricted stock units, to our employees and directors on an annual basis. We may also grant equity awards to individuals upon hire or promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. In 2024, neither our board of directors nor our compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table contains information about our 2017 Plan, our 2020 Plan, our 2020 ESPP and our 2023 Inducement Plan as of December 31, 2024.

	As of December 31, 2024
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders (2)	8,401,180		$6.45	2,066,251	(3)(4)
Equity compensation plans not approved by security holders (5)	882,833	(6)	5.10	117,167	(7)
Total	9,284,013		$6.37	2,183,418

(1) The weighted-average exercise price does not include RSUs, which have no exercise price.

(2) Includes the 2017 Plan, 2020 Plan, and 2020 ESPP.

(3) As of December 31, 2024, 794,418 shares of our common stock were available for issuance under the 2020 Plan. The number of shares reserved for issuance under the 2020 Plan will be increased on each January 1 through January 1, 2030 by the lower of (i) 4% of the number of shares of our common stock outstanding on the first day of such year or (ii) an amount determined by our board of directors. The shares of common stock underlying any awards that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right under the 2020 Plan or the 2017 Plan are added back to the shares of common stock available for issuance under the 2020 Plan. On January 1, 2025, the shares under the 2020 Plan were increased by 2,569,607 shares pursuant to the annual increase described above.

(4) As of December 31, 2024, 1,271,833 shares of our common stock were available for issuance under the 2020 ESPP. The number of shares reserved for issuance under the 2020 ESPP will be increased on each January 1 through January 1, 2031 by the lowest of (i) 397,079 shares, (ii) 1% of the number of shares of our common stock outstanding on the first day of such year or (iii) an amount determined by our board of directors. On January 1, 2025, the shares under the 2020 ESPP were increased by 397,079 shares pursuant to the annual increase described above.

(5) Includes the 2023 Inducement Plan.

(6) This aggregate amount includes the following inducement award made to our officers (as defined in Exchange Act Rule 16a-1(f)): an option to purchase 250,000 shares of our common stock granted to Dr. Winton on April 3, 2023.

(7) As of December 31, 2024, 117,167 shares of our common stock were available for issuance under the 2023 Inducement Plan.

Amended and Restated 2017 Equity Incentive Plan

The 2017 Plan was initially approved by our board of directors and our stockholders in January 2017 and was subsequently amended and restated in June 2017. The 2017 Plan was further amended in January 2018, November 2018 and March 2019, in each case to increase the total number of shares reserved for issuance under the 2017 Plan. The 2017 Plan provided for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, awards of restricted stock, restricted stock units and other stock-based awards. Our employees, officers, directors, consultants and advisors were eligible to receive awards under the 2017 Plan; however, incentive stock options could only be granted to our employees. The type of award granted under the 2017 Plan and the terms of such award were set forth in the applicable award agreement. No further awards may be granted under the 2017 Plan; however, awards outstanding under the 2017 Plan will continue to be governed by their existing terms. The maximum number of shares of our common stock authorized for issuance under the 2017 Plan was 2,730,496 shares. Our board of directors may amend, suspend or terminate the 2017 Plan at any time, except that stockholder approval may be required to comply with applicable law or provisions under the 2017 Plan.

Effect of Certain Changes in Capitalization

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, under the terms of the 2017 Plan, we are required to equitably adjust (or make substitute awards, if applicable), in the manner determined by our board of directors:

•
the number and class of securities and exercise price per share of each outstanding option;
•
the share and per-share provisions and the measurement price of each outstanding stock appreciation right;
•
the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock award or restricted stock unit award; and
•
the share and per-share-related provisions and the purchase price, if any, of each outstanding other stock-based award.

Effect of Certain Corporate Transaction

Upon the occurrence of a merger or other reorganization event (as defined in the 2017 Plan), our board of directors may, on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the 2017 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

•
provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

•
upon written notice to a participant, provide that all of the participant’s unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;
•
provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;
•
in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to the reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of the award;
•
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise measurement or purchase price thereof and any applicable tax withholdings); or
•
any combination of the foregoing.

Our board of directors is not obligated under the 2017 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

Upon the occurrence of a reorganization event other than our liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted stock awards will continue for the benefit of the succeeding company and will, unless our board of directors determines otherwise, apply to the cash, securities, or other property which our common stock was converted into or exchanged for in the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the restricted stock award. However, the board may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or any other agreement between a participant and us, either initially or by amendment. Upon our liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the plan participant and us, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Our board of directors may at any time provide that any award under the 2017 Plan will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

2020 Stock Incentive Plan

Our board of directors adopted, and our stockholders have approved, the 2020 Plan, which became effective in February 2020 immediately prior to the effectiveness of the registration statement for our initial public offering. The 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. The number of shares of our common stock reserved for issuance under the 2020 Plan is the sum of: (1) 1,588,315; plus (2) the number of shares (up to 2,613,638 shares) equal to the sum of (x) the number of shares of our common stock reserved for issuance under the 2017 Plan that remained available for grant under the 2017 Plan immediately prior to the effectiveness of the registration statement for our initial public offering in July 2020 and (y) the number of shares of our common stock subject to outstanding awards under the 2017 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022 and continuing until, and including, the fiscal year ending December 31, 2030, equal to the lower of (i) 4% of the number of shares of our common stock outstanding on the first day of such fiscal year and (ii) an amount determined by our board of directors. No more than 1,588,315 shares of our common stock may be granted subject to incentive stock options under the 2020 Plan.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2020 Plan. Incentive stock options, however, may only be granted to our employees.

Pursuant to the terms of the 2020 Plan, our board of directors (or a committee delegated by our board of directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

•
the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
•
the type of options to be granted;

•
the duration of options, which may not be in excess of ten years;
•
the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and
•
the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price (though the measurement price of stock appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of 10 years).

If our board of directors delegates authority to one or more of our officers to grant awards under the 2020 Plan, the officers will have the power to make awards to all of our employees, except executive officers. Our board of directors will fix the terms of the awards to be granted by any such officer, the maximum number of shares subject to awards that such officer may make, and the time period in which such awards may be granted. Pursuant to the 2020 Plan, the maximum amount of cash and equity compensation (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $750,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service, in each case, subject to the terms and limitations set forth in the 2020 Plan.

Effect of Certain Changes in Capitalization

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, under the terms of the 2020 Plan, we are required to equitably adjust (or make substitute awards, if applicable), in the manner determined by our board of directors:

•
the number and class of securities available under the 2020 Plan;
•
the share counting rules under the 2020 Plan;
•
the number and class of securities and exercise price per share of each outstanding option;
•
the share and per-share provisions and the measurement price of each outstanding stock appreciation right;
•
the number of shares subject to, and the repurchase price per share subject to, each outstanding award of restricted stock; and
•
the share and per-share related provisions and the purchase price, if any, of each restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions

Upon the occurrence of a merger or other reorganization event (as defined in the 2020 Plan), our board of directors may, on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the 2020 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

•
provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
•
upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited, and/or vested but unexercised awards will terminate, immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;
•
provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;
•
in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or
•
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings).

Our board of directors is not obligated under the 2020 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the succeeding company and will, unless our board of directors determines otherwise, apply to the cash, securities, or other property which our common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the restricted stock award. However, the board may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or in any other agreement between a participant and us, either initially or by amendment. Upon our liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the participant and us, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

At any time, our board of directors may provide that any award under the 2020 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

No award may be granted under the 2020 Plan on or after the date that is ten years from the effectiveness of the 2020 Plan. Our board of directors may amend, suspend, or terminate the 2020 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

2020 Employee Stock Purchase Plan

Our board of directors adopted, and our stockholders have approved, the 2020 ESPP, became effective in February 2020 immediately prior to the effectiveness of the registration statement for our initial public offering. The 2020 ESPP is administered by our board of directors (or by a committee appointed by our board of directors). The 2020 ESPP initially provides participating employees with the opportunity to purchase up to an aggregate of 198,539 shares of our common stock. The number of shares of our common stock reserved for issuance under the 2020 ESPP will automatically increase on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2021 and continuing until, and including, the fiscal year commencing on January 1, 2031, in an amount equal to the lowest of (1) 397,079 shares of our common stock, (2) 1% of the number of shares of our common stock outstanding on the first day of such fiscal year and (3) an amount determined by our board of directors.

All of our employees and employees of any designated subsidiary, as defined in the 2020 ESPP, are eligible to participate in the 2020 ESPP, provided that:

•
such person is customarily employed by us or a designated subsidiary for more than 20 hours a week and for more than five months in a calendar year;
•
such person has been employed by us or by a designated subsidiary for at least three months prior to enrolling in the 2020 ESPP; and
•
such person was our employee or an employee of a designated subsidiary on the first day of the applicable offering period under the 2020 ESPP.

We retain the discretion to determine which eligible employees may participate in an offering under applicable regulations.

We expect to make one or more offerings to our eligible employees to purchase stock under the 2020 ESPP beginning at such time and on such dates as our board of directors may determine, or on the first business day thereafter. Each offering will consist of a six-month offering period during which payroll deductions will be made and held for the purchase of our common stock at the end of the offering period. Our board of directors or a committee designated by the board of directors may, at its discretion, choose a different period of not more than 12 months for offerings. The first offering period under our 2020 ESPP commenced on April 1, 2022 and, thereafter, a new six-month offering period will commence on each October 1 and April 1 until such time as the board or the compensation committee determines otherwise.

On each offering commencement date, each participant will be granted the right to purchase, on the last business day of the offering period, up to a number of shares of our common stock determined by multiplying $2,083 by the number of full months in the offering period and dividing that product by the closing price of our common stock on the first day of the offering period. No employee may be granted an option under the 2020 ESPP that permits the employee’s rights to purchase shares under the 2020 ESPP and any other employee stock purchase plan of ours or of any of our subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of our common stock (determined as of the first day of each offering period) for each calendar year in which the option is outstanding. In addition, no employee may purchase shares of our common stock under the 2020 ESPP that would result in the employee owning 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

On the commencement date of each offering period, each eligible employee may authorize up to a maximum of 15% of his or her compensation to be deducted by us during the offering period. Our board of directors or the committee designated by the board of directors may designate a lower maximum deduction rate in its discretion. Each employee who continues to be a participant in the 2020 ESPP on the last business day of the offering period will be deemed to have exercised an option to purchase from us the number of whole shares of our common stock that his or her accumulated payroll deductions on such date will pay for, not in excess of the maximum numbers set forth above. Under the terms of the 2020 ESPP, the purchase price will be determined by our board of directors or the committee designated by the board of directors for each offering period and will be at least 85% of the applicable closing price of our common stock. If our board of directors or the committee does not make a determination of the purchase price, the purchase price will be 85% of the lesser of the closing price of our common stock on the first business day of the offering period or on the last business day of the offering period.

An employee may at any time prior to the close of business on the fifteenth business day prior to the end of an offering period, and for any reason, permanently withdraw from participating in an offering prior to the end of an offering period and permanently withdraw the balance accumulated in the employee’s account. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds, funds previously deducted will be applied to the purchase of common stock at the end of the offering period. If a participating employee’s employment ends before the last business day of an offering period, no additional payroll deductions will be taken and the balance in the employee’s account will be paid to the employee.

We will be required to make equitable adjustments to the extent determined by our board of directors or a committee thereof to the number and class of securities available under the 2020 ESPP, the share limitations under the 2020 ESPP, and the purchase price for an offering period under the 2020 ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

In connection with a merger or other reorganization event, as defined in the 2020 ESPP, our board of directors or a committee of our board of directors may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the 2020 ESPP on such terms as our board of directors or committee thereof determines:

•
provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
•
upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of such reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board of directors or a committee thereof in such notice, which date will not be less than ten days preceding the effective date of the reorganization event;
•
upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;
•
in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee’s accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the 2020 ESPP minus (2) the result of multiplying such number of shares by the purchase price; and/or
•
provide that, in connection with our liquidation or dissolution, options will convert into the right to receive liquidation proceeds (net of the purchase price thereof).

Our board of directors may at any time, and from time to time, amend or suspend the 2020 ESPP or any portion of the 2020 ESPP. We will obtain stockholder approval for any amendment if such approval is required by Section 423 of the Internal Revenue Code of 1986. Further, our board of directors may not make any amendment that would cause the 2020 ESPP to fail to comply with Section 423 of the Internal Revenue Code of 1986. The 2020 ESPP may be terminated at any time by our board of directors. Upon termination, we will refund all amounts in the accounts of participating employees.

2023 Inducement Stock Incentive Plan

In February 2023, we adopted the 2023 Inducement Plan, pursuant to which we may grant nonstatutory stock options, restricted stock, restricted stock units and other stock-based awards to persons who (a) were not previously an employee or director or (b) are commencing employment with us following a bona fide period of non-employment, in either case, as an inducement material to such person’s entry into employment with us and in accordance with the requirements of the Nasdaq Stock Market Rule 5635(c)(4). Neither consultants nor advisors will be eligible to participate in the 2023 Inducement Plan. The maximum number of shares of common stock reserved for issuance under the 2023 Inducement Plan is 1,000,000. The 2023 Inducement Plan was not adopted by our stockholders. The 2023 Inducement Plan is administered by our board of directors, with authority delegated by our board of directors to our compensation committee.

Effect of Certain Changes in Capitalization

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, under the terms of the 2023 Inducement Plan, we are required to equitably adjust (or make substitute awards, if applicable), in the manner determined by our board of directors:

•
the number and class of securities available under the 2023 Inducement Plan;

•
the share counting rules under the 2023 Inducement Plan;

•
the number and class of securities and exercise price per share of each outstanding option;

•
the share and per-share provisions and the measurement price of each outstanding stock appreciation right;

•
the number of shares subject to, and the repurchase price per share subject to, each outstanding award of restricted stock; and

•
the share and per-share related provisions and the purchase price, if any, of each restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions

Upon the occurrence of a reorganization event (as defined in the 2023 Inducement Plan), our board of directors may, on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the 2023 Inducement Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

•
provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

•
upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited, and/or vested but unexercised awards will terminate, immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;

•
provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;

•
in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings).

Our board of directors is not obligated under the 2023 Inducement Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than a liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock shall inure to the benefit of the our successor and shall, unless the board of directors determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock; provided, however, that the board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between us and a participant, either initially or by amendment. Upon the occurrence of a reorganization event involving the liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any restricted stock or any other agreement between a us and a participant, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

At any time, our board of directors may provide that any award under the 2023 Inducement Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

Our board of directors may amend, suspend, or terminate the 2023 Inducement Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

Clawback Policy

We adopted the Dodd-Frank Compensation Recovery Policy, or the Clawback Policy, effective October 2, 2023. The Clawback Policy complies with Nasdaq and SEC rules and regulations and generally provides for the recovery of erroneously awarded compensation (as defined in the Clawback Policy) received by current and former executive officers (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended) in the event of a required accounting restatement.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted and may in the future adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Insider Trading Policy; Anti-Hedging and Anti-Pledging Policies

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by all of our directors and employees, including our executive officers, and certain of their family members and any entities controlled by such persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Our insider trading policy expressly prohibits all of our directors and employees, including our executive officers, and certain of their family members and any entities controlled by such persons from engaging in any short sales, including short sales “against the box”, any purchases or sales of puts, calls or other derivative securities, or any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, our insider trading policy prohibits such persons from purchasing our securities on margin, borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan, with an exception in extraordinary situations for pledges of our securities as collateral for a loan (other than a margin loan) only after certain prerequisites are met and only with the preapproval of our chief financial officer or general counsel and, in the case of directors and executive officers, the audit committee.

Director Compensation

Prior to our initial public offering, we did not have a formal non-employee director compensation program. Our board of directors approved a director compensation program that became effective in July 2020 upon the closing of our initial public offering. Under this director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receive additional retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors or on such committee. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chair Incremental Annual Fee	Lead Independent Director
Board of Directors	$40,000	$30,000	$60,000
Audit Committee	$7,500	$7,500	—
Compensation Committee	$5,000	$5,000	—
Nominating and Corporate Governance Committee	$4,000	$4,000	—
Research and Development Committee	$4,000	$4,000	—

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, under our director compensation program, as amended in April 2024, each non-employee director was entitled to receive, upon his or her initial election or appointment to our board of directors, an option to purchase 56,000 shares of our common stock under the 2020 Plan (the "Initial Option"). Each of these options will vest as to 2.7778% of the shares of our common stock underlying such option at the end of each successive one-month period following the date of grant until the third anniversary of the date of grant, subject to the non-employee director’s continued service as a director. Further, on the date of the first board meeting held after each annual meeting of stockholders, each non-employee director that had served on our board of directors for at least six months receives an option to purchase 28,000 shares of our common stock under the 2020 Plan (the "Annual Option"). Each of these options will vest with respect to all of the shares underlying the option on the first anniversary of the date of grant or, if earlier, immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director. All options issued to our non-employee directors under our director compensation program will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will become exercisable in full upon specified change in control events.

The table below shows all compensation awarded to, earned by or paid to each of our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Sarah Bhagat	48,766	123,200	171,966
Axel Bolte	40,893	123,200	164,093
Reinaldo Diaz	68,125	123,200	191,325
Martin Edwards	62,250	123,200	185,450
Erik Harris	9,783	272,503	282,286
Robert Hopfner	43,750	123,200	166,950
Edward Mathers	47,750	123,200	170,950
Lynne Sullivan	53,750	123,200	176,950

(1) The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options awarded during the year computed in accordance with the provisions of FASB ASC Topic 718, using a Black-Scholes option-pricing model. The amounts reported for all directors other than Mr. Harris reflect stock options to purchase 28,000 shares of our common stock granted to each then-serving non-employee director immediately following the 2024 annual meeting of stockholders. The amount reported for Mr. Harris reflects a stock option to purchase 56,000 shares of our common stock granted to Mr. Harris upon joining our board of directors in October 2024. See Note 9 to our consolidated financial statements appearing in our annual report on Form 10-K filed with the SEC on March 10, 2025 regarding assumptions underlying the valuation of option awards. This amount reflects the accounting cost for this stock option and does not reflect the actual economic value that may be realized by the director upon the vesting of the stock option, the exercise of the stock option or the sale of the common stock underlying such stock option.

(2) As of December 31, 2024, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director was as follows: Dr. Bhagat, 72,101 shares; Mr. Bolte, 44,000 shares; Mr. Diaz, 72,101 shares; Dr. Edwards, 72,101 shares; Mr. Harris, 56,000 shares; Dr. Hopfner, 72,101 shares; Mr. Mathers, 72,101 shares; and Ms. Sullivan, 100,469 shares.

During 2024, we did not provide any compensation to Dr. Treco, our chief executive officer, for his service as a member of our Board. Dr. Treco’s compensation as an executive officer is set forth below under “Executive Compensation—Summary Compensation Table.”

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2023 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Participation in August 2023 Underwritten Offering

On August 1, 2023, we closed an underwritten offering in which we issued and sold an aggregate of 14,375,000 shares of our common stock at a price per share of $4.80, before expenses and underwriting discounts and commissions. We received aggregate net proceeds of approximately $64.4 million, after deducting underwriting discounts and commissions and offering expenses. Certain of our holders of more than 5% of our voting securities at the time of our underwritten offering and their affiliates purchased an aggregate of 5,396,874 shares of our common stock in the offering. Each of those purchases was made through the underwriters at the same offering price as other investors.

The following table sets forth the number of shares of our common stock purchased by such then-holders of more than 5% of our voting securities and their affiliates and the aggregate purchase price paid for such shares.

Purchaser(1)	Shares of Common Stock Purchased	Aggregate Purchase Price for Shares
Longitude Venture Partners III, L.P.	1,666,666	$7,999,997
Pivotal bioVenture Partners Fund I, L.P.	833,333	$3,999,998
Adage Capital Partners GP, LLC	1,237,500	$5,940,000
Sofinnova Venture Partners X, L.P.	625,000	$3,000,000
Rock Springs Capital Master Fund LP	234,375	$1,125,000
Millennium Management LLC	800,000	$3,840,000

(1) See the “Principal Stockholders” section for additional information about securities held by certain of these entities.

Transition and Separation Agreement and Consulting Agreement with Axel Bolte

On March 21, 2023, we entered into a transition and separation letter agreement with Mr. Bolte, or the Bolte Separation Agreement. The Bolte Separation Agreement provides for (i) Mr. Bolte’s resignation from his position as our president and chief executive officer and as chief executive officer of Inozyme Pharma Switzerland GmbH, or the GmbH, our wholly owned subsidiary, in each case effective as of April 1, 2023, and (ii) Mr. Bolte’s separation from employment with the GmbH as of April 30, 2023, or the Separation Date. Pursuant to the Bolte Separation Agreement, during the time between April 1, 2023 and the Separation Date, Mr. Bolte received his then current base salary, as adjusted to reflect net pay of $25,000 per month. Pursuant to the Bolte Separation Agreement, as of the Separation Date, Mr. Bolte was entitled, subject to his execution and nonrevocation of a release of claims in favor of the GmbH and its affiliates, including the company, and his continued compliance with certain restrictive covenants, to (i) continued payment of his then current base salary for a period of 12 months following the date his release of claims becomes effective, for an aggregate of $558,558, (ii) continued payment by the GmbH of its share of the COBRA premiums for health benefit coverage for a period of up to 12 months following the date that his employment is terminated, and (iii) payment of a pro-rated portion of his annual target discretionary bonus that he would otherwise have received based on individual and company performance in a lump sum on the date the first installment of severance pay is paid. The Bolte Separation Agreement also provides for, among other things, non-disclosure obligations applicable to Mr. Bolte and mutual non-disparagement obligations. We have also agreed to reimburse Mr. Bolte for reasonable attorneys’ fees in connection with the negotiation of the Bolte Separation Agreement in an amount not to exceed $25,000.

In connection with his resignation, we and Mr. Bolte entered into a Consulting Agreement, or the Bolte Consulting Agreement, effective as of May 1, 2023, or the Consulting Start Date, pursuant to which Mr. Bolte serves as a senior advisor and assisted with the transition of his duties and provides other strategic and operational consulting and advisory services, as requested from time to time by us. Mr. Bolte was compensated at a rate of $25,000 per month for his services under the Bolte Consulting Agreement for the first three months of the term of the Bolte Consulting Agreement, or the Initial Period. Following the Initial Period, Mr. Bolte is compensated at a specified hourly rate for services under the Bolte Consulting Agreement. In addition, in respect of his services as a consultant, we granted, effective as of the Consulting Start Date, Mr. Bolte an option to purchase 100,000 shares of our common stock, or the Bolte Option, under the 2020 Plan. The Bolte Option will vest and become exercisable as to 4.1667% of the shares subject to the Bolte Option at the end of each successive one-month period following the Consulting Start Date until the second anniversary of the Consulting Start Date, subject to Mr. Bolte’s continued provision of services to us. The term of the Bolte Consulting Agreement will continue until May 1, 2025 (the period from the Consulting Start Date to May 1, 2025, is referred to herein as the Bolte Consultation Period). We and Mr. Bolte will be able to terminate the Bolte Consulting Agreement on 30 days prior written notice, but in the case of a termination by us, with such termination being effective no earlier than the day following the end of the Initial Period.

In the event (1) Mr. Bolte terminates the Bolte Consulting Agreement as a result of our material breach of the Bolte Consulting Agreement or the Bolte Separation Agreement, (2) we terminate the Bolte Consulting Agreement without cause upon 30 days prior written notice or (3) Mr. Bolte dies or becomes disabled during the Bolte Consultation Period, (A) Mr. Bolte will be entitled to the accelerated vesting of (i) any unvested portion of the Bolte Option and (ii) any other stock options granted by us to Mr. Bolte that remain outstanding at the date of such termination but solely with respect to the portion of such stock options that otherwise would have vested during the Bolte Consultation Period, and (B) any stock options granted by us to Mr. Bolte that are vested and outstanding as of the date of such termination (taking into account clause (A) of this sentence) will remain exercisable until the earlier of (x) the later of May 1, 2026 or Mr. Bolte ceasing to serve on the board of directors and (y) the original expiration date of such options.

Director Affiliations

Some of our directors are or were affiliated or associated with entities which beneficially own or owned 5% or more of our voting securities, as indicated in the table below:

Directors	Principal Stockholder
Reinaldo Diaz	Longitude Venture Partners III, L.P.(1)
Robert Hopfner	Pivotal bioVenture Partners Fund I, L.P.
Edward Mathers	New Enterprise Associates 15, L.P.

(1) Mr. Diaz served as venture partner at Longitude Capital Management Co., LLC until December 2023 and currently serves as an industry advisor to Longitude Capital Management Co., LLC.

Registration Rights

We are a party to an investor rights agreement with certain holders of our common stock, including some of our 5% stockholders and their affiliates and entities affiliated with some of our directors. This investor rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

We are a party to a registration rights agreement with certain holders of our common stock, including some of our executive officers. The registration rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds (i) the lesser of $120,000 and one percent of our average total assets at year end for the last two completed fiscal years, if we are a “smaller reporting company” under applicable SEC rules, or (ii) $120,000, if we are not a

“smaller reporting company” under applicable SEC rules, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel, and if none, our chief operating officer or chief financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
•
a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

PRINCIPAL STOCKHOLDERS

Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of April 28, 2025 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 64,561,824 shares of our common stock outstanding as of April 28, 2025.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after April 28, 2025 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, Massachusetts 02210.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
Entities affiliated with Longitude Venture Partners III, L.P.(1)	5,841,045	9.05%
Entities affiliated with Adage Capital Partners, L.P. (2)	5,537,500	8.58%
Entities affiliated with Pivotal bioVenture Partners Fund I, L.P.(3)	4,494,851	6.96%
Sofinnova Venture Partners X, L.P.(4)	4,280,308	6.63%
Entities affiliated with Affinity Healthcare Fund, LP (5)	3,972,318	6.15%
Entities affiliated with Rock Springs Capital Management LP (6)	3,681,174	5.70%
BlackRock Inc. (7)	3,491,236	5.41%
Named Executive Officers and Directors
Douglas A. Treco, Ph.D. (8)	708,209	1.10%
Sanjay Subramanian (9)	315,699	*
Matthew Winton (10)	206,553	*
Sarah Bhagat (11)	72,101	*
Axel Bolte (12)	1,661,949	2.57%
Reinaldo Diaz (13)	72,101	*
Martin Edwards (14)	72,101	*
Erik Harris (15)	12,444	*
Robert Hopfner (16)	4,566,952	7.07%
Edward Mathers (17)	72,101	*
Lynne Sullivan (18)	100,469	*
All current executive officers and directors as a group (11 persons)(19)	7,860,679	12.18%

* Less than 1%

(1) Based solely on a Schedule 13D/A filed by Longitude Capital Partners III, LLC, Longitude Venture Partners III, L.P., Longitude Prime Partners, LLC, Longitude Prime Fund, L.P., Patrick G. Enright and Juliet Tammenoms Bakker on August 11, 2023. Consists of 4,174,379 shares of our common stock held by Longitude Venture Partners III, L.P., or LVP III, and 1,666,666 shares of our common stock held by Longitude Prime Partners, or LPP. Longitude Capital Partners, III, LLC, or LCP III, is the general partner of LVP III and may be deemed to have shared voting and dispositive power over the shares held by LVP III. Patrick G. Enright and Juliet Tammenoms Bakker are managing members of LCP III and may be deemed to share voting and dispositive power with respect to the shares held by LVP III. Each of

LCP III, Mr. Enright and Ms. Tammenoms Bakker disclaims beneficial ownership of such shares, except to the extent of their respective pecuniary interests therein. The principal business address of LCP III is 2740 Sand Hill Road, 2nd Floor, Menlo Park, California 94025.

(2) Based solely on a Schedule 13G/A filed by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Management, L.P., Robert Atchinson, and Phillip Gross on February 7, 2024. Consists of 5,537,500 shares of our common stock directly owned by Adage Capital Partners, L.P. Adage Capital Partners GP, L.L.C. is the general partner of Adage Capital Partners, L.P. Adage Capital Management, L.P. is the investment manager of Adage Capital Partners, L.P. with respect to the shares of our common stock directly owned by it. Robert Atchinson and Phillip Gross are managing members of Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital partners GP, L.L.C., and they are managing members of Adage Capital Partners LLC, the general partner of Adage Capital Management, L.P., with respect to the shares of our common stock directly owned by it. Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Management, L.P., Robert Atchinson and Phillip Gross may be deemed to share voting and dispositive power over the shares held directly by Adage Capital Partners, L.P. The principal address of each reporting person is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(3) Based solely on a Schedule 13D/A filed by (i) Pivotal bioVenture Partners Fund I, L.P., or Pivotal, (ii) Pivotal bioVenture Partners Fund II, L.P., or Pivotal II, (iii) Pivotal bioVenture Partners Fund II G.P. Ltd, or Pivotal II GP, (iv) Pivotal bioVenture Partners Fund I G.P., L.P., or Pivotal I GP (v) Pivotal bioVenture Partners Fund I U.G.P., Ltd., or the Ultimate General Partner, (vi) Pivotal Partners Ltd, or Pivotal Partners, (vii) Pivotal Life Sciences Holdings Limited, or Pivotal Life Sciences, (viii) Nan Fung Life Sciences Holdings Limited, or Nan Fung Life Sciences, (ix) NF Investment Holdings Limited, or NFIHL, and (x) Nan Fung Group Holdings Limited, or NFGHL, on February 12, 2024. Consists of 2,923,110 shares of our common stock directly held by Pivotal and 1,571,741 shares of our common stock directly held by Pivotal II. Pivotal I GP is the general partner of Pivotal, and the Ultimate General Partner is the general partner of Pivotal I GP. Pivotal II GP is the general partner of Pivotal II. The Ultimate General Partner and Pivotal II GP are wholly-owned by Pivotal Partners. Pivotal Partners is wholly-owned by Pivotal Life Sciences. Pivotal Life Sciences is wholly owned by Nan Fung Life Sciences, and Nan Fung Life Sciences is wholly-owned by NFIHL, which is wholly owned by NFGHL. Robert Hopfner, Ph.D., a member of our board of directors, is a managing partner of the Ultimate General Partner. The members of the Executive Committee of NFGHL make investment decisions with respect to the shares held by Pivotal and Pivotal II. Mr. Kam Chung Leung, Mr. Frank Kai Shui Seto, Mr. Vincent Sai Sing Cheung, Mr. Pui Kuen Cheung, Ms. Vanessa Tih Lin Cheung, Mr. Meng Gao, Ms. Heqing Huang, and Mr. Chun Wai Nelson Tang are the members of the Executive Committee of NFGHL. The reporting persons have shared voting and dispositive power with respect to the shares beneficially owned by them. The address of the principal business office of Pivotal and Pivotal II is 501 2nd Street, Suite 200, San Francisco, CA 94107. The registered office address of each of Pivotal I GP, Pivotal II GP, the Ultimate General Partner, Pivotal Partners, and Pivotal Life Sciences is Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands. The address of the principal business office of NFGHL is 23rd Floor, Nan Fung Tower, 88 Connaught Road Central and 173 Des Voeux Road Central, Central, Hong Kong. The registered office address of each of Nan Fung Life Sciences and NFIHL is Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola, VG1110 British Virgin Islands.

(4) Based on a Schedule 13D/A filed by Sofinnova Venture Partners X, L.P. on February 20, 2024. Consists of 4,280,308 shares of common stock held by Sofinnova Venture Partners X, L.P., or SVP X. Sofinnova Management X, L.L.C., or SM X, the general partner of SVP X, may be deemed to have sole voting power and sole dispositive power over the shares held by SVP X, and Dr. James I. Healy and Dr. Maha Katabi, the managing members of SM X, may be deemed to have shared voting and dispositive power with respect to the shares held by SVP X. Such individuals disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. The principal address of SVP X is c/o Sofinnova Investments, Inc., 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, California 94025.

(5) Based solely on a Schedule 13G filed on December 9, 2024 by Affinity Asset Advisors, LLC, or Affinity Advisor, and Affinity Healthcare Fund, LP, or Affinity Fund. Consists of 3,972,318 shares of our common stock beneficially owned by Affinity Fund, over which Affinity Fund and Affinity Advisor have shared voting and dispositive power. Affinity Advisor is the beneficial owner of the reported shares by virtue of being the investment manager of Affinity Fund. The principal business address of Affinity Advisor and Affinity Fund is 767 Third Avenue New York, NY 10017.

(6) Based solely on a Schedule 13G/A filed by entities associated with Rock Springs Capital Management LP, or RSCM, on February 14, 2024. Consists of (i) 3,260,000 shares of our common stock directly beneficially owned by Rock Springs Capital Master Fund LP, or Master Fund, and (ii) 421,174 shares of our common stock directly beneficially owned by Four Pines Master Fund LP, or Four Pines. The Master Fund is a Cayman Island exempted limited partnership and Four Pines is a Cayman Islands exempted limited partnership. The shares are indirectly held by RSCM, a Delaware limited partnership, and by Rock Springs Capital LLC, or RSC, a Delaware limited liability company. RSCM serves as the investment manager to each of the Master Fund and Four Pines. RSC is the general partner of RSCM. RSCM and RSC are deemed to have shared voting and shared dispositive power over 3,681,174 shares and the Master Fund is deemed to have shared voting and shared dispositive power over 3,260,000 shares. The principal business address for RSCM and RSC is 650 South Exeter, Suite 1070, Baltimore, MD 21202, and the principal business address for the Master Fund is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands.

(7) Based solely on a Schedule 13G filed on November 8, 2024 by BlackRock, Inc. Consists of 3,491,236 shares of our common stock beneficially owned by BlackRock, Inc. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(8) Consists of (i) 41,046 shares of our common stock held by Dr. Treco and (ii) 667,163 shares of our common stock underlying options and RSUs held by Dr. Treco that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(9) Consists of (i) 32,888 shares of our common stock held by Mr. Subramanian and (ii) 282,811 shares of our common stock underlying options held by Mr. Subramanian that are exercisable as of April 28, 2025 or will become exercisable within 60 days of such date.

(10) Consists of (i) 7,388 shares of our common stock held by Dr. Winton and (ii) 199,165 shares of our common stock underlying options held by Dr. Winton that are exercisable as of April 28, 2025 or will become exercisable within 60 days of such date.

(11) Consists of 72,101 shares of our common stock underlying options held by Dr. Bhagat that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(12) Consists of (i) 266,696 shares of our common stock held by Mr. Bolte and (ii) 1,395,253 shares of our common stock underlying options held by Mr. Bolte that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date. This does not include the Bolte Option.

(13) Consists of 72,101 shares of our common stock underlying options held by Mr. Diaz that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(14) Consists of 72,101 shares of our common stock underlying options held by Dr. Edwards that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(15) Consists of 12,444 shares of our common stock underlying options held by Mr. Harris that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(16) Consists of (i) 72,101 shares of our common stock underlying options held by Dr. Hopfner that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date and (ii) the shares set forth in footnote (3) above. Dr. Hopfner is the managing partner of the Ultimate General Partner and may be deemed to share voting and investment power over the shares held by Pivotal. Dr. Hopfner disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(17) Consists of 72,101 shares of our common stock underlying options held by Mr. Mathers that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(18) Consists of 100,469 shares of our common stock underlying options held by Ms. Sullivan that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date.

(19) Consists of (i) 348,018 shares of common stock held by our current executive officers and directors, (ii) 3,017,810 shares of common stock underlying options held by our current executive officers and directors that are exercisable as of April 28, 2025 or will become exercisable within 60 days after such date, and (iii) the shares set forth in footnote (3) above. Dr. Hopfner is the managing partner of the Ultimate General Partner and may be deemed to share voting and investment power over the shares held by Pivotal. Dr. Hopfner disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Based solely on a review of our records and representations made by the persons required to file these reports, we believe that, during the year ended December 31, 2024, our directors, executive officers and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them, with the exception of a late Form 4 filing by each of Dr. Treco, Mr. Subramanian and Dr. Winton covering the grant of options to purchase common stock and restricted stock units to each.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed them with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2024.

BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INOZYME PHARMA, INC.

Lynne Sullivan Sarah Bhagat Martin Edwards

April 29, 2025

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2024 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, Massachusetts, 02210, Attention: Corporate Secretary, telephone: (857) 330-4340. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING OF STOCKHOLDERS

A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 5, 2026. However, if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Inozyme Pharma, Inc., 321 Summer Street, Suite 400, Boston, Massachusetts, 02210, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The notice must meet the requirements set forth in our amended and restated bylaws (including providing the information required by Rule 14a-19 under the Exchange Act if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the company’s nominees). The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2026 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 25, 2026 and no later than March 27, 2026.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Douglas A. Treco, Ph.D.
Chief Executive Officer and Chairman

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/INZY Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-509-1045 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register online prior to the deadline of June 16, 2024 at 5:00 PM ET, at https://www.proxydocs.com/INZY in order to attend the meeting online and to vote your shares electronically during the meeting. Inozyme Pharma, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 22, 2024 TIME:Tuesday, June 18, 2024 9:15 AM, Eastern Time PLACE: Annual Meeting to be held live via Internet. Please visit www.proxydocs.com/INZY for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Douglas Treco, Matthew Winton and Sanjay Subramanian, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Inozyme Pharma, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually on June 18, 2024 at 9:15 AM, Eastern Time and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DA

Inozyme Pharma, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	The election of three Class II directors each to serve for a three-year term expiring at the 2028 annual meeting of stockholders				
		FOR	WITHHOLD		
	1.01 Sarah Bhagat	☐	☐		FOR
	1.02 Reinaldo Diaz	☐	☐		FOR
	1.03 Erik Harris	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐	FOR
	Note: The proxies are authorized to vote, in their discretion, upon such other business that mayproperly come before the Annual Meeting or any adjournment or postponement thereof.				

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date